UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 1, 2009

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Cell Therapeutics, Inc. (the “Company”) entered into an Exchange Agreement dated April 7, 2009 with Milfam I L.P. Pursuant to such Exchange Agreement, on April 7, 2009 the Company issued to Milfam I L.P. 288,517 shares of newly-issued Common Stock of the Company in exchange for 100 shares of outstanding Series A 3% Convertible Preferred Stock and outstanding warrants to purchase 747 shares of Company Common Stock.

In addition, in a separate transaction, the Company entered into an Exchange Agreement dated April 8, 2009 with CD Investment Partners, Ltd. Pursuant to such Exchange Agreement, on April 17, 2009 the Company issued to CD Investment Partners, Ltd. 3,452,493 shares of newly-issued Common Stock of the Company in exchange for 1,000 shares of outstanding Series D 7% Convertible Preferred Stock and outstanding warrants to purchase 19,138 shares of Company Common Stock. (The number of shares issued was derived by a formula, set forth in such Exchange Agreement, based on the average of the volume-weighted average prices of the Company’s Common Stock for the three trading days following the Company’s public announcement of an issuance of securities pursuant to its Form S-3 shelf registration statement, which resulted in using the trading prices of the Company’s Common Stock on April 14, 15 and 16, 2009.)

The description of the terms and conditions of the two Exchange Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the two Exchange Agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

The offer and issuance of the Common Stock pursuant to the two Exchange Agreements were exempted by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) from the Securities Act’s registration requirement.

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 1.01 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events

On April 1 and 2, 2009, the holders of all 6,702 outstanding shares of the Company’s Series F Preferred Stock converted their Series F Preferred Stock into an aggregate of 47,871,425 shares of the Company’s Common Stock, pursuant to the terms of the Series F Preferred Stock. The issuance of the Common Stock upon such conversions was exempted by Securities Act Section 3(a)(9) from the Securities Act’s registration requirement.

On April 13, 14, 15 and 16, 2009, Cranshire Capital, L.P., the holder of all of the 15,000 outstanding shares of the Company’s Series 1 Preferred Stock, converted all shares of such Series 1 Preferred Stock into an aggregate of 50,000,000 shares of the Company’s Common Stock, pursuant to the terms of the Series 1 Preferred Stock. The issuance of the Common Stock upon such conversions was exempted by Securities Act Section 3(a)(9) from the Securities Act’s registration requirement.

From time to time the Company makes public announcements regarding the number of issued and outstanding shares of its Common Stock. As of the close of business on April 17, 2009, the Company had 433,181,335 shares of Common Stock issued and outstanding.

From time to time the Company makes public announcements regarding the number of issued and outstanding shares of its Preferred Stock. As of the close of business on April 17, 2009, the Company had no shares of any series of the Company’s Preferred Stock issued and outstanding.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Exchange Agreement, dated April 7, 2009, by and between Cell Therapeutics, Inc. and Milfam I L.P.

10.2	Exchange Agreement, dated April 8, 2009, by and between Cell Therapeutics, Inc. and CD Investment Partners, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: April 17, 2009	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

10.1	Exchange Agreement, dated April 7, 2009, by and between Cell Therapeutics, Inc. and Milfam I L.P.

10.2	Exchange Agreement, dated April 8, 2009, by and between Cell Therapeutics, Inc. and CD Investment Partners, Ltd.